________________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

  ________________________________________________________________________
        Date of Report (Date of earliest event reported): April 17, 2001
                                                         (April 17, 2001)
         ____________________________________________________________
                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


                0-10592                               14-1630287
     _____________________________        _____________________________________
       Commission File Number)              (IRS Employer Identification No.)


                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311

________________________________________________________________________________

TrustCo Bank Corp NY


Item 5.           Other Events
_______           ____________
                  Two press releases were issued on April 17, 2001, discussing first quarter results for 2001. Attached are the press releases labeled as exhibit 99(a) and 99(b).




Item 7            (c) Exhibits
______
                  Reg S-K Exhibit No.           Description
                  ___________________           ___________
                           99(a)                One page press  release  dated
                                                April 17,  2001,  with first
                                                quarter  2001 results.

                           99(b) Press release dated April 17, 2001, with first quarter 2001 results.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 17, 2001

                                                     TrustCo Bank Corp NY
                                                     (Registrant)


                                                     By:/s/ Robert T. Cushing
                                                        ________________________
                                                        Robert T. Cushing
                                                        Vice President and
                                                        Chief Financial Officer

                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                                    Page
__________________         ______________________________                ______
         99(a)             One page press release dated April 17,
                           2001, highlighting first quarter 2001
                           results.                                         5

         99(b)             Press release dated April 17, 2001,
                           highlighting first quarter 2001 results.         6

TRUSTCO                                                            Exhibit 99(a)
BANK CORP NY                                            News Release
________________________________________________________________________________
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311 Fax: (518) 381-3668


             John L. Pritchard
             Administrative Vice President
             (518) 381-3629

Schenectady, New York - April 17, 2001

FOR IMMEDIATE RELEASE:

TrustCo Bank Corp NY
(dollars in thousands, except per share data)   3/01                       3/00

Three Months Ended
         March 31:
         Net Income                      $    11,298                     10,270
         Provision for Loan Losses             1,495                        850

Average Equivalent Shares Outstanding:
         Basic                            61,592,000                 61,461,000
         Diluted                          63,848,000                 63,467,000

         Net Income per Share:
         Basic                           $     0.183                      0.167
         Diluted                               0.177                      0.162

Period End:
Total Assets                             $ 2,482,893                  2,353,653
Total Nonperforming Loans                     11,067                     10,129
Total Nonperforming Assets                    13,278                     11,729
Allowance for Loan Losses                     56,783                     55,666
Allowance as a Percentage
  of Total Loans                                3.80%                      4.11%


Note: All share and per share information is adjusted for the 15% stock split declared August, 2000.

                                      # # #

TRUSTCO                                                            Exhibit 99(b)
BANK CORP NY                                            News Release
________________________________________________________________________________
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311 Fax: (518) 381-3668


                  John L. Pritchard
                  Administrative Vice President
                  518-381-3629

FOR IMMEDIATE RELEASE:

TrustCo Announces First Quarter 2001 Results

Schenectady, New York - April 17, 2001

TRUSTCO BANK CORP NY (TRUSTCO, NASDAQ: TRST) today announced record results for the first quarter of 2001. This record continues the outstanding results posted for the full year 2000. Net income for the first quarter was $11.3 million, an increase of $1.03 million or 10.0% over the first quarter of 2000. Diluted earnings per share were $.177 for the first quarter, an increase of 9.3% compared to the $.162 earnings per share for the first quarter of 2000. Return on average equity and return on average assets were 25.91% and 1.88% respectively for the first quarter, compared to 24.24% and 1.76% for the first quarter of 2000.

TrustCo's efficiency ratio for the first quarter was 39.56%. This ratio, which allows investors to compare financial institutions and benchmark the bank's performance, measures the effective use of human capital and other bank resources in delivering the products and services that create the revenue stream. For customers it means that TrustCo delivers superior products at the best possible prices.

Asset quality remains a top priority at TrustCo. The allowance for loan losses is $56.8 million as of March 31, 2001 and represents 3.80% of loans outstanding. Non-performing assets were $13.3 million at the end of the first quarter.

Robert A. McCormick, Chairman, President, and Chief Executive Officer of TrustCo commented, "I am extremely gratified that TrustCo continues to produce the results of a world-class banking organization. Although some economists are citing a slowdown in our economy, the demand for TrustCo's products remains strong. The marketplace is responding very favorably to the convenience, service, and price of our products. These products are sold through a responsive, locally operated franchise which brings added

                                     -more-
value to our customers. Plans for the year call for continued growth in our market share focused on fulfilling the core financial needs of families and businesses throughout the area."

TrustCo Bank Corp NY is a multi-bank holding company headquartered in Schenectady, New York. The Company's principal subsidiaries, Trustco Bank, National Association and Trustco Savings Bank, operate 57 community banking offices offering 36 drive-up windows and 47 Automatic Teller Machines throughout the Banks' market area. The Company services 10 counties with a broad range of community banking services.

Except for the historical information continued herein, the matters discussed in this news release and other information continued in TrustCo's Securities and Exchange Commission filings may express "forward looking statements." Those "forward looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts. TrustCo wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Readers are advised that various risk factors, including, but not limited to: (1) credit risk, (2) interest rate risk,
(3) competition, (4) changes in the regulatory environment, and (5) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected.

TrustCo does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to any forward looking statements to reflect the occurrence of unanticipated events or circumstances after the date of such statement.



                                     # # #

TRUSTCO BANK CORP NY
SCHENECTADY, NY

(dollars in thousands, except per share data)
                                                               Three Months Ended
                                                 03/31/2001           12/31/2000               03/31/2000
Summary of operations
   Net interest income (TE)                         $25,160              $25,255                  $25,480
   Provision for loan losses                          1,495                1,554                      850
   Net securities transactions                        1,142                   28                   (1,049)
   Noninterest income                                 5,184                5,514                    4,851
   Noninterest expense                               12,261               12,666                   11,922
   Net income                                        11,298               10,174                   10,270

Per common share (1)
   Net income per share:
          - Basic                                     0.183                0.166                    0.167
          - Diluted                                   0.177                0.160                    0.162
   Cash dividends                                     0.150                0.150                    0.130
   Book value at period end                            3.22                 3.19                     2.78
   Market price at period end                         12.88                12.19                    10.16

At period end
   Full time equivalent employees                       481                  474                      458
   Full service banking offices                          55                   55                       53

Performance ratios
   Return on average assets                            1.88 %               1.69                     1.76
   Return on average equity (2)                       25.91                23.38                    24.24
   Efficiency (3)                                     39.56                39.63                    38.31
   Net interest spread (TE)                            3.74                 3.83                     4.00
   Net interest margin (TE)                            4.28                 4.39                     4.47
   Dividend payout ratio                             81.72%                90.63                    78.07

Capital ratios at period end (4)
   Total equity to assets                              7.24                 7.20                     7.24
   Tier 1 risk adjusted capital                       13.75                14.03                    13.66
   Total risk adjusted capital                        15.04                15.32                    14.95

Asset quality analysis at period end
   Nonperforming loans to total loans                 0.74%                 0.79                     0.75
   Nonperforming assets to total assets                0.53                 0.55                     0.50
   Allowance for loan losses to total loans            3.80                 3.82                     4.11
   Coverage ratio (5)                                   5.1 X                4.8 X                    5.5 X

(1)  All share and per share information is adjusted for the 15% stock split declared August, 2000.
(2)  Average equity excludes the effect of the market value adjustment for securities available for sale.
(3)  Calculated as noninterest expense (excluding ORE income/expense,goodwill amortization and any nonrecurring charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(4)  Capital ratios exclude the effect of the market value adustment for securities available for sale.
(5)  Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

                                                     03/31/2001           12/31/2000               03/31/2000


ASSETS

  Loans, net                                         $1,436,612            1,418,750                1,298,824
  Securities available for sale                         607,530              605,284                  653,593
  Other short-term investments                               --                   --                    7,783
  Federal funds sold                                    297,492              299,490                  258,000
                                             ---------------------------------------------------------------------------------------

     Total earning assets                             2,341,634            2,323,524                2,218,200

  Cash and due from banks                                53,356               45,956                   35,308
  Bank premises and equipment                            18,335               17,416                   16,223
  Other assets                                           69,568               69,302                   83,922
                                             ---------------------------------------------------------------------------------------

     Total assets                                    $2,482,893            2,456,198                2,353,653
                                             =======================================================================================

LIABILITIES
  Deposits:
     Demand                                            $182,174              191,260                  163,730
     Interest-bearing checking                          293,773              277,543                  273,283
     Savings                                            603,513              588,595                  641,036
     Money Market                                        59,049               56,917                   56,437
     Certificates of deposit > $100 thou                129,008              123,211                  121,028
     Other time deposits                                752,112              773,465                  735,544
                                             ---------------------------------------------------------------------------------------

       Total deposits                                 2,019,629            2,010,991                1,991,058

  Short-term borrowings                                 209,709              192,898                  145,034
  Long-term debt                                            841                  911                       --
  Other liabilities                                      52,702               55,555                   47,017
                                             ---------------------------------------------------------------------------------------

     Total liabilities                                2,282,881            2,260,355                2,183,109

SHAREHOLDERS' EQUITY                                    200,012              195,843                  170,544
                                             ---------------------------------------------------------------------------------------

     Total liabilities and
       shareholders' equity                          $2,482,893            2,456,198                2,353,653
                                             =======================================================================================

Number of common shares
  outstanding, in thousands                              61,900               61,371                   61,430

CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                       Three Months Ended
                                                         03/31/2001           12/31/2000               03/31/2000

Interest income
     Loans                                                  $30,042               29,904                   27,432
     Investments                                             10,014               10,734                   11,225
     Federal funds sold                                       3,773                3,690                    3,587
                                                 ------------------------------------------------------------------------------

          Total interest income                              43,829               44,328                   42,244

Interest expense
     Deposits                                                17,544               17,679                   16,055
     Borrowings                                               2,385                2,570                    1,746
                                                 ------------------------------------------------------------------------------

          Total interest expense                             19,929               20,249                   17,801
                                                 ------------------------------------------------------------------------------

          Net interest income                                23,900               24,079                   24,443

Provision for loan losses                                     1,495                1,554                      850
                                                 ------------------------------------------------------------------------------

          Net interest income after
            provision for loan losses                        22,405               22,525                   23,593

Net securities transactions                                   1,142                   28                   (1,049)
Noninterest income                                            5,184                5,514                    4,851
Noninterest expense                                          12,261               12,666                   11,922
                                                 ------------------------------------------------------------------------------

Income before income taxes                                   16,470               15,401                   15,473
Income tax expense                                            5,172                5,227                    5,203
                                                 ------------------------------------------------------------------------------

Net income                                                  $11,298               10,174                   10,270
                                                 ==============================================================================


Net income per share:
          - Basic                                            $0.183                0.166                    0.167
          - Diluted                                           0.177                0.160                    0.162

Avg equivalent shares outstanding, in thousands:
          - Basic                                            61,592               61,413                   61,461
          - Diluted                                          63,848               63,600                   63,467
                                                 ==============================================================================

CONSOLIDATED AVERAGE BALANCE SHEETS
(in thousands)

                                                            Three Months Ended
                                              03/31/2001           12/31/2000               03/31/2000

Total assets                                  $2,441,527            2,398,221                2,347,207
Shareholders' equity                             198,271              184,754                  165,477
Total loans                                    1,484,476            1,455,688                1,353,172
Interest earning assets                        2,334,896            2,305,494                2,274,660
Interest-bearing liabilities                   2,018,466            1,982,662                1,978,639


TRUSTCO BANK CORP NY



Subsidiaries:  Trustco Bank, N.A.
                         Trustco Savings Bank
                                                                  NASDAQ -- TRST
Contact:  John L. Pritchard
                  Administrative  Vice President
                  (518) 381-3629

Schenectady, New York, April 17, 2001

FOR IMMEDIATE RELEASE:

TrustCo Bank Corp NY
(dollars in thousands, except per share data)
                                                               3/01                                          3/00
Three Months Ended
          March 31:
              Net Income                               $     11,298                                        10,270

              Provision for loan losses                       1,495                                           850

Average Equivalent Share Outstanding:
          - Basic                                        61,592,000                                    61,461,000
          - Diluted                                      63,848,000                                    63,467,000

Net Income per share:
          - Basic                                           $ 0.183                                         0.167
          - Diluted                                           0.177                                         0.162


Period End:
Total Assets                                              2,482,893                                     2,353,653
Total Nonperforming Loans                                    11,067                                        10,129
Total Nonperforming Assets                                   13,278                                        11,729
Allowance for Loan Losses                                    56,783                                        55,666
Allowance as a Percentage
   of Total Loans                                              3.80 %                                        4.11




All share and per share information is adjusted for the 15% stock split declared August, 2000.

                                       12